Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions
Related Party Transactions

19.        Related Party Transactions

The table below sets forth the related parties and their relationships with the Group:

Related Party	Relationship with the Group
Ms. Haiyan Gong	Nominee shareholder of the VIEs, non-executive co-chairman of the Board of Directors, and the Company’s shareholder.
Mr. JP Gan	Member of the Board of Directors and Compensation Committee, and the chairman of Company’s Nominating and Corporate Governance Committee.

During the years presented in the financial statements, there were no significant related party transactions except for the following:

On November 11, 2010, the Group advanced RMB1,000 with interest free to Ms. Haiyan Gong, which matured on November 11, 2011, with an automatic one-year extension at the maturity date. Ms. Haiyan Gong repaid the outstanding amount due under this advance in January 2011.

On November 11, 2010, the Group borrowed US$150 from Ms. Haiyan Gong in connection with the establishment of Beijing Miyuan. The amount was interest-free and repayable on November 11, 2011, with an automatic one-year extension at the maturity date. The Group repaid the outstanding amount due under this borrowing in May 2011.

On December 24, 2012, the Group entered into a consultancy agreement with Ms. Haiyan Gong, under which Ms. Haiyan Gong agreed to provide, among other things, certain consultant services for a term of three years effective from January 1, 2013 and would receive a monthly fee of RMB49. The Group recorded general and administrative expense of RMB633 in connection with this agreement for the year ended December 31, 2013.

On October 29, 2013, the Group entered into a personalized matchmaking services agreement with Mr. JP Gan, under which the Group agreed to provide personalized matchmaking services for RMB120 for a term of 20 months. The Group recognized revenues of RMB12 for the year ended December 31, 2013.